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                                  EXHIBIT 12.1

                      EMPLOYMENT AND NON-COMPETE AGREEMENT
                      ------------------------------------


This Employment and Non-Compete Agreement ("Agreement") is made this 27th day of March, 1997 by and between Norcom Resources, Incorporated, a Minnesota corporation with its principal office located at 980 Lone Oak Road, Suite 102, Eagan, MN 55121 (the "Employer") and Michael A. Erickson (the "Employee").

      WHEREAS, Employer is in the business of buying and selling of used mainframe computers, related peripherals and services for and to the wholesale and retail markets; and,

      WHEREAS, Employer desires to retain the services of the Employee; and,

      WHEREAS, Employee is willing to be employed by the Employer.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

      1.   CAPACITY.  Employee shall serve the Employer as its President.
           --------

      2.   BEST EFFORTS OF EMPLOYEE.  During his employment hereunder,
           ------------------------
the Employee shall, subject to the direction and supervision of the Chairman of the Board and Board of Directors, devote his full business time, best efforts, business judgment, skill and knowledge to the advancement of the Employer's interests and to the discharge of his duties and responsibilities hereunder. Such duties shall be provided at Eagan, Minnesota and other such places as the needs, business or opportunities of the Employer may require from time to time. He shall not engage in any other business activity which would interfere with the performance of his full-time duties for Employer; provided, however, that nothing herein shall be construed as preventing the Employee from:

            a. investing his assets in a manner which shall not require any material services on his part in the operations or affairs of the companies or other entities in which such investments are made;

            b. serving on the Board of Directors of any company, provided he receives the approval in writing from the Chief Executive Officer and Board of Directors, and provided that he shall not be required to render any material services with respect to the operations or affairs of any such company; or

            c. engaging in religious, charitable or other community or non-profit activities which does not impair his ability to fulfill his duties and responsibilities under this Agreement.

      3.   COMPENSATION OF EMPLOYEE.  As compensation for the services
           ------------------------
provided by Employee under this Agreement, Employer will pay Employee twelve thousand five hundred dollars ($12,500.00) per month in accordance with Employer's normal payroll practices.

            Employee shall, in addition to such base compensation, be eligible to participate in a bonus plan. The total amount in the plan shall be an amount equal to ten percent (10%) of the pre-tax earnings in excess of four hundred thousand dollars ($400,000.00). This amount is to be paid in restricted shares of common stock, with registration rights as provided for in Section 10 of the


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Agreement of Sale, of ACT.  The distribution of the bonus among the participants; the officers and employees of Norcom Resources, Incorporated shall be determined by Michael A. Erickson and Joel L. Owens.

            The Employee shall also be entitled to participate in any and all employee benefit plans, medical insurance plans, life insurance plans, disability income plans and other benefit plans, from time to time, in effect for executives of the Employer. Such participation shall be subject to the terms of the applicable plan documents, generally applicable Corporation policies and the discretion of the Board of Directors or any administrative or other committee provided for in, or contemplated by, such plan. In addition, the Employee shall be entitled to receive benefits which are the same or substantially similar to those which are currently being provided to the other Executives by the Employer.

            In addition to the above, Employee, on the third anniversary of this Agreement, shall receive stock options for forty thousand (40,000) shares of ACT stock. The option exercise price shall be fixed at a price of $.50 below the value applicable under Section 1.2(a) of this Agreement For Sale. The shares shall have demand registration rights. ACT reserves the right to require the execution of appropriate documentation at that time.

      4.   TERMINATION OF EMPLOYMENT.  Upon termination of the
           -------------------------
Agreement, payments under this Agreement shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.

      5.   REIMBURSEMENT FOR EXPENSES.  In accordance with the
           --------------------------
Employer's policy, the Employee will be reimbursed for all "out-of-pocket" and other direct business expenses (exclusive of commuting costs) upon presentation of appropriate receipts and documentation.

            Employer shall make lease payments to GMAC of four hundred sixteen and 48/100ths dollars ($416.48) per month for the benefit of Employee. Such payments shall continue until the end of the original lease term of twenty-nine (29) months. Employer shall have no obligation to Employee beyond such lease payment.

      6.   CONFIDENTIALITY.  Employee recognizes that the Employer has
           ---------------
and will have inventions, business affairs, products, future plans, trade secrets, customer lists and other vital information (collectively "Confidential Information") which are valuable, special and unique assets of the Employer. The Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose or communicate in any manner any Confidential Information to any third party without the prior written consent of the Employer. The Employee will protect the Confidential Information and treat it as strictly confidential.

            In the event of a breach, or threatened breach, by Employee of his obligations under this Paragraph, the Employee hereby acknowledges and stipulates that the Employer shall not have an adequate remedy at law, shall suffer irreparable harm and, therefore, it is mutually agreed and stipulated by the parties hereto that, in addition to any other remedies at law or in equity which Employer may have, the Employer shall be entitled to obtain in a court of law and/or equity (i) a temporary and/or permanent injunction from disclosing in whole or in part such Confidential Information or (ii) from providing any services to any party to whom such Confidential Information has been disclosed, or may be disclosed. Employer shall not be prohibited by this Paragraph from pursuing other remedies, including a claim for losses and damages.


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      7.    VACATION.  The Employee shall be entitled to four (4) weeks of
            --------
paid vacation per year. Such vacation shall be taken at a time mutually convenient to Employer and Employee. Unused vacation may be accumulated, if not used within the year it is earned, up to a maximum of six (6) weeks.

      8.    SICK DAYS/PERSONAL BUSINESS.  The Employee shall be entitled
            ---------------------------
to six (6) paid sick or personal days off due to illness or personal business each year of employment beginning on the first day of the Employee's employment.

      9.    HOLIDAYS.  The Employee shall be entitled to the standard
            --------
company holidays.

      10.   TERM.  This Employment Agreement shall have an initial term of
            ----
five (5) years, beginning at the commencement date so indicated at the end of this Agreement.

      11.   TERMINATION.  Notwithstanding the provisions of Paragraph 10,
            -----------
the Employee's employment hereunder shall terminate under the following circumstances:

            a.    Death or Permanent Disability.  In the event of the
                  -----------------------------
Employee's death during the Employee's employment hereunder, the Employee's employment shall terminate on the date of his death or Permanent Disability (as defined below).

                  Permanent Disability.  For the purposes of this Agreement,
                  --------------------
the term "permanent disability" shall mean the Employee's inability to perform his duties as prescribed in this Agreement for a period of ninety
(90) days, which, following a written request by either the Employer or the Employee, shall be determined by agreement between the parties and, if they cannot agree, by a panel of three (3) physicians, one of whom will be selected by the Employer, one by the Employee and the third by the first two so selected. Said panel shall also fix the date of the occurrence of the permanent disability. Said panel's determination shall be conclusive. Notwithstanding anything to the contrary set forth herein, the Employee shall be presumed to be permanently disabled as of the date he is receiving payments for permanent disability under any disability insurance policies or under the Social Security Act.

            b.    Temporary Disability.  If, due to physical or mental
                  --------------------
illness, disability or injury, the Employee shall be disabled so as to be unable to perform substantially all of his duties and responsibilities hereunder, the Board of Directors may designate another person to act in his place during the period of such disability. Notwithstanding any such designation, the Employee shall continue to receive his full salary and benefits under paragraph 3 of this Agreement until he becomes eligible for disability income under the Employer disability income plan. In the absence of a disability income plan at the time of such disability, the Employer shall pay the Employee benefits equal to those the Employee would have received if the Employer's current disability income plan were in effect at such time; provided however, that the Employer's obligations hereunder shall cease twelve (12) months from the onset of such disability.

            c.    Termination by the Employer for Cause.  The Employee's
                  -------------------------------------
employment hereunder may be terminated for cause, without further liability on the part of the Employer, by a majority vote of all of the members of the Board of Directors. Termination for cause shall be based on conduct by the Employee which the Board of Directors, in good faith, determines could reasonably be expected to have a material adverse effect on the business, assets, properties, results of operations, financial condition, personnel or prospects of the Employer, including, but not limited to:

                  (i) Deliberate dishonesty of the Employee with respect to the Employer.


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                  (ii)  Conviction of the Employee of a crime involving moral turpitude.

                  (iii) Gross and willful failure to perform a substantial portion of his duties and responsibilities hereunder.

                  (iv) Employee's abandonment of his duties hereunder for a period of more than ninety (90) days. Abandonment by the Employee of duties hereunder shall be deemed to have occurred if: the Employee ceases to function and perform duties hereunder, leaves the geographic area in which the Employer engages in its business, or conducts himself with intentional disregard of the Employer's interests and its business.

      12.   RESIGNATION AS OFFICER AND DIRECTOR.  In the event that the
            -----------------------------------
Employee's employment with the Employer is terminated for any reason whatsoever, the Employee agrees to immediately resign as an Officer and Director of the Employer.

      13.   NON-COMPETITION.  The Employee acknowledges that he has
            ---------------
gained, and will gain, extensive and valuable experience and knowledge in the business conducted by Employer and has had, and will have, extensive contacts with customers of Employer. Accordingly, the Employee covenants and agrees with Employer that he shall not compete directly or indirectly with Employer, either during the term of his employment or during the one (1) year period immediately thereafter and shall not, during such period, make public statements in derogation of Employer. For the purposes of this Section 13, the term "Employer" shall be deemed to include subsidiaries, parents and affiliates of Employer. Competing directly or indirectly with Employer shall mean engaging or having a material interest, directly or indirectly, as owner, employee, officer, director, partner, venturer, stockholder, capital investor, consultant, agent, principal, advisor or otherwise, either alone or in association with others, in the operation of any entity engaged in the business of buying and selling used mainframe computers, related peripherals and services to the wholesale and retail markets within Minnesota, North Dakota, South Dakota, Iowa, Montana and Wyoming. Competing directly or indirectly with Employer, as used in this Agreement, shall be deemed not to include an ownership interest as an inactive inventor, which, for purposes of this Agreement, shall mean the beneficial ownership of less than one percent (1%) of the outstanding shares of any series or class of securities of any competitor of Employer, which shares are publicly traded in the securities markets.

            In the event that one or more of the provisions contained herein shall, for any reason, be held too excessively broad as to duration, geographical scope activity or such provision shall be construed as limiting and reducing its as determined by a court of competent jurisdiction and shall be enforceable to the extent compatible with applicable law.

      14.   RESTRICTION ON AUTHORITY OF EMPLOYEE.  Notwithstanding
            ------------------------------------
anything set forth in this Agreement to the contrary, the Employee, in the performance of his duties hereunder, shall not take any of the following actions without the written consent of the Board of Directors:

            a. Enter into negotiations or execute documents which would effect the existing debt level and/or structure or alter, modify or change any banking relations after such Closing Date.

      15.   REPRESENTATIONS AND WARRANTIES.  The Employee hereby
            ------------------------------
represents and warrants that he is free to enter this Agreement and to render his services pursuant hereto and that neither the execution and delivery of this Agreement, nor the performance of his duties hereunder, violates the provisions of any other agreement to which he is a party or by which he is bound.


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      16.   DATE OF COMMENCEMENT.  This Employment Agreement is effective
            --------------------
as of the 28th day of March, 1997.

      17.   NOTICES.  All notices required or permitted under this Agreement
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shall be in writing and shall be deemed delivered when delivered in person or deposited in the United States mail, postage paid, addressed as follows:

            Employer:   Norcom Resources, Incorporated
                        980 Lone Oak Road, Suite 102
                        Eagan, MN 55121

                        Attn: Garrett A. Sullivan
                              Chairman of the Board

            Employee:   Michael A. Erickson
                        822 Mayflower Court
                        Northfield, MN 55057

Such addresses may be changed from time to time by either party by providing written notice in the manner set forth above.

      18.   ENTIRE AGREEMENT.  This Agreement contains the entire
            ----------------
agreement of the parties and there are no other promises or conditions in any other agreement, whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

      19.   AMENDMENT.  This Agreement may be modified or amended, if the
            ---------
amendment is made in writing and is signed by both parties.

      20.   SEVERABILITY.  If any provision of the Agreement shall be held
            ------------
to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of the Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.

      21.   WAIVER OF CONTRACTUAL RIGHT.  This failure of either party
            ---------------------------
to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

      22.   APPLICABLE LAW.  This Agreement shall be governed by the laws
            --------------
of the State of Minnesota.

      23.   Agreed to this 27th day of March, 1997.


                                    NORCOM RESOURCES, INCORPORATED



                                    By:      /s/ Garrett A. Sullivan
                                       -----------------------------------
                                       Garrett A. Sullivan, its Chairman




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                                    EMPLOYEE



                                    By:      /s/ Michael A. Erickson
                                       -----------------------------------
                                       Michael A. Erickson